UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment #1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2013

CECO Environmental Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4625 Red Bank Road Cincinnati, OH		45227
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 458-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CECO Environmental Corp. (“CECO” or the “Company) filed a report on Form 8-K on March 4, 2013 (the “March 8-K”) to report its acquisition of 100% of the share capital of ATA Beheer B.V. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, CECO stated that it intended to file the required financial statements and pro forma financial information within the time period permitted by Item 9.01. By this amendment to the March 8-K, CECO is providing the required financial statements and pro forma financial information. The information previously reported in the March 8-K is hereby incorporated by reference into this Form 8-K/A.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in CECO’s filings with the Securities and Exchange Commission. CECO disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of ATA Beheer B.V. as of December 31, 2012 and December 31, 2011 and for the years then ended are being filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2012 and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2012, are being filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Exhibit Title

2.1	Share Purchase Agreement dated February 28, 2013 (Schedules, exhibits and similar attachments to the Share Purchase Agreement that are not material have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.) (attached as Exhibit 2.1 to CECO’s Report on Form 8-K filed on March 4, 2013, and incorporated herein by reference).

23.1	Consent of BDO Audit & Assurance B.V.

99.1	Financial Statements of ATA Beheer B.V. as of December 31, 2012 and December 31, 2011 and for the years then ended.

99.2	Unaudited pro forma combined financial statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2013	CECO Environmental Corp.

	By:	/s/ Benton L. Cook
Benton L. Cook
Interim Chief Financial Officer